Exhibit 10.158

EXHIBIT (10)(158)

JOINT VENTURE AGREEMENT

This Joint Venture Agreement is being entered into as of December 24, 2014, between New England WOB, LLC (“NEWOB”) , Attitude Beer Holding Co. (“ABH”), Attitude Drinks, Inc. (“Attitude”), Glenn E. Straub (“Straub”) and James D. Cecil (“Cecil” and together with Straub the “Current Members”)(each a “Party,” collectively the “Parties”).

WHEREAS, NEWOB has entered into an Area Development Agreement (the “ADA”) with World of Beer Franchising, Inc. (“Franchisor”);

WHEREAS, Franchisor is in the business of entering into franchise agreement with third parties for such third parties to own and operate World of Beer themed bar/ restaurants (“WOB Franchises”).

WHEREAS, pursuant to the ADA, NEWOB developed a WOB Franchise in Stamford, Connecticut (the “Stamford Location”) and assigned its rights to the Stamford Location to Stamford WOB, LLC (“Stamford WOB”).

WHEREAS, pursuant to the ADA, NEWOB is developing a WOB Franchise in West Hartford, Connecticut (the “West Hartford Location”) and assigned its rights to the West Hartford Location to West Hartford WOB, LLC (“WH WOB”). WH WOB’s members are Straub and Cecil.

WHERES, ABH has access to capital that would allow NEWOB to maximize the number of WOB Franchises it could develop pursuant to the ADA.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

JOINT VENTURE

1.1         ADA.

a.           NEWOB and the Current Members hereby grant ABH the right to participate in any WOB Franchise that NEWOB proposes to develop whether pursuant to the current ADA or any other agreement with Franchisor. ABH shall have the option to become a 51% member of any new WOB Franchise for the contribution of 100% of the budgeted development costs of developing such new WOB Franchise.

b.           Upon NEWOB’s finalization of a location for a new WOB Franchise it shall give ABH notice of such new location. Upon the execution of a letter of intent with a budget and forecasts (LOI) for a new location, ABH will be given notice of the LOI (the “LOI Notice”). Within 30 days after receipt of the LOI Notice, ABH shall give NEWOB notice if it desires to exercise its option to participate in such new WOB Franchise. ABH will have 14 days thereafter to sign a new Operating Agreement for that location and must fund 100% of the costs of the new location within 90 days after lease execution in equal installments of twenty five percent (25%). These installments will commence upon execution of the Operating Agreement & continue every 30 days until the capital is contributed in full. There shall be a 7 day cure period after written notice is received that a payment has not been made.

c.           If ABH elects to not proceed forward with more than 2 new locations with NEWOB then NEWOB shall be allowed to operate such location with other investors on the same terms as those offered to ABH. In the event NEWOB desires to continue with such location on different terms than those previously rejected by ABH, NEWOB must first offer such terms to ABH in accordance with the procedure in 1.1(b).

d.           For each new location that ABH participates in, NEWOB shall form a new limited liability company to be the Franchisee. NEWOB, ABH and the new limited liability company shall enter in an operating agreement substantially the same as the WH Operating Agreement (as defined below).

e.           NEWOB shall be entitled to a management fee for each location under the same terms as set forth in the WH Operating Agreement.

f.            ABH will not invest in any other WOB locations other than with NEWOB.

1.2         West Hartford.

a.           Concurrently with the execution of this Agreement and funding of the capital contribution, ABH agrees to purchase from West Hartford WOB a 51% membership interest in West Hartford WOB for $1,200,000.00 capital contribution to West Hartford WOB (the “WH Investment”).

b.           Concurrently with the WH Investment, Straub and Cecil have transferred their membership interests in WH WOB to NEWOB so that upon the WH Investment, NEWOB and ABH will be the sole members of West Hartford WOB.

c.           NEWOB and ABH will execute and amended and restated operating agreement to govern West Hartford WOB, substantially in the form annexed hereto as Exhibit A (the “WH Operating Agreement”).

1.3         Stamford. ABH and NEWOB and the Current Members agree to enter in an agreement regarding the Stamford WOB in the form annexed hereto as Exhibit B.

1.4         Warrants. In consideration of their transfer of their membership interests in West Hartford WOB and Stamford WOB to NEWOB, the person identified on Schedule 1.4 shall be issued warrants to purchase shares of Attitude’s common stock as set forth on Schedule 1.4

1.5         Non-Circumvention – Non-Compete. NEWOB shall have its principal, including those persons identified on Schedule 1.4, execute a non-circumvention agreement in the form annexed hereto as Exhibit C.

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1.6         Public Disclosure. Attitude shall have the right to make disclosures and public announcements regarding this Agreement, and any agreement or business entered into pursuant hereto, as it deems necessary to comply with its Securities and Exchange Commission reporting obligations. Subject to the reasonable prior approval of Franchisor, Attitude will be allowed to use the World of Beer in its investor and public relations materials.

1.7         Audits. NEWOB and each WOB Franchise shall fully cooperate with ABH and Attitude in supplying all information to Attitude and its auditor so Attitude can timely comply with its Securities and Exchange Commission reporting obligations.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Each Party hereby makes the following representations and warranties for the benefit of all the other Parties:

2.1         Such Party has full power and authority to enter into this Agreement. This Agreement has been duly and validly executed and delivered by Such Party and constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

2.2         The execution, delivery and performance by such Party of this Agreement will not: (i) violate the organizational documents of such Party, (ii) violate any decree or judgment of any court or other governmental authority applicable to or binding on such Party; (iii) violate any provision of any federal or state statute, rule or regulation which is, to such Party’s knowledge, applicable to such Party; or (iv) violate any contract to which such Party or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which such Party is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by such Party of this Agreement.

ARTICLE III

MISCELLANEOUS

3.1         Entire Agreement; Amendments. The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.2         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

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3.3         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holder.

3.4         No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.5         Notices. Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to NEWOB:

505 S. Flagler Drive, Suite 1010

West Palm Beach, FL 33401

If to ABH:

712 US Highway 1, Suite 200

North Palm Beach, FL 33408

If to Attitude:

712 US Highway 1, Suite 200

North Palm Beach, FL 33408

If to Straub:

505 S. Flagler Drive, Suite 1010

West Palm Beach, FL 33401

If to Cecil:

505 S. Flagler Drive, Suite 1010

West Palm Beach, FL 33401

Any Party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Parties in conformity with this Section 3.5, but such change shall not be effective until notice of such change has been received by the other Party.

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3.6            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.7           Survival. The representations, warranties, agreements and covenants contained herein shall survive the termination of this Agreement.

3.8           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.9           Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Joint Venture Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEW ENGLAND WOB, LLC	ATTITUDE BEER HOLDING CO.

/s/ Glenn E. Straub	/s/ Roy Warren
By: Glenn E. Straub	By: Roy Warren
Its: Manager	Its: President

ATTITUDE DRINKS, INC.	GLENN E. STRAUB

/s/ Roy Warren	/s/Glenn E. Straub
By: Roy Warren
Its: President

JAMES D. CECIL

/s/James D. Cecil

CONSENT

World of Beer Franchising, Inc., hereby consents to the above Joint Venture Agreement between New England WOB, LLC and Attitude Beer Holding Co.

WORLD OF BEER FRANCHISING, INC.

/s/ Benjamin P. Novello
By: Benjamin P. Novello
Its: Chief Development Officer

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EXHIBIT A

OPTION AGREEMENT

This OPTION AGREEMENT is being entered into as of December 24, 2014, between New England WOB, LLC (“NEWOB”) , Attitude Beer Holding Co. (“ABH”), Attitude Drinks, Inc. (“Attitude”), Glenn E. Straub (“Straub”), and James D. Cecil (“Cecil”), and Scott McCurdy (“McCurdy” and together with Straub and Cecil the “Current Members”)(each a “Party,” collectively the “Parties”).

WHEREAS, NEWOB has entered into an Area Development Agreement (the “ADA”) with World of Beer Franchising, Inc. (“Franchisor”);

WHEREAS, pursuant to the ADA, NEWOB developed a WOB Franchise in Stamford, Connecticut (the “Stamford Location”) and assigned its rights to the Stamford Location to Stamford WOB, LLC (“Stamford WOB”). Stamford WOB’s members are the Current Members.

WHEREAS, the Current Members and NEWOB, desire to grant ABH an option to participate in Stamford WOB on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.          The Current Members and NEWOB hereby grants ABH the option to obtain 51% membership interest in Stamford WOB for a contribution to Stamford WOB of $1,400,000.00 in cash and a $600,000 note from Attitude (the “Stamford Option”). The note shall be substantially in the form annexed hereto as Exhibit 1 (the “Note”). The Stamford Option shall be exercisable until 4:59 PM ET on the Second Anniversary of this Agreement.

2.          ABH shall exercise the Stamford Option by sending written notice of exercise to NEWOB and the Current Members. Upon ABH notifying NEWOB and the Current Members of its election to exercise the Stamford Option, Current Members will transfer their membership interests in Stamford WOB to NEWOB and NEWOB will enter into an amended and restated operating agreement in the form annexed hereto as Exhibit 2 (the “Stamford Operating Agreement”). At the closing, NEWOB shall have Stamford admitted as a 51% member of Stamford WOB and ABH shall pay $1,400,000.00 in cash and tender the Note.

3.          The Current Members and NEWOB agree not to amend the Stamford Operating Agreement without the consent of ABH prior to the expiration of the Stamford Option.

4.          The Current Members and NEWOB agree not to admit new members to Stamford WOB without the consent of ABH prior to the expiration of the Stamford Option.

5.          Except as described in Section 6 below, the Current Members and NEWOB agree not to sell their interest in Stamford WOB without the consent of ABH prior to the expiration of the Stamford Option.

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6.          This option shall become null and void if NEWOB sells Stamford WOB to World Of Beer Franchising, Inc. before the option is exercised, provided that ABH will receive fifty one percent (51%) of the economic benefits from such sale in excess of $2,000,000. For example, if Stamford WOB is sold for $2,500,000, ABH will receive $250,000 from such sale.

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IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEW ENGLAND WOB, LLC	ATTITUDE BEER HOLDING CO.

/s/ Glenn E. Straub	/s/ Roy Warren
By: Glenn E. Straub	By: Roy Warren
Its: Manager	Its: President

ATTITUDE DRINKS, INC.	GLENN E. STRAUB

/s/ Roy Warren	/s/ Glenn E. Straub
By: Roy Warren
Its: President

JAMES D. CECIL	SCOTT MCCURDY

/s/ James D. Cecil	/s/ Scott McCurdy

CONSENT

World of Beer Franchising, Inc., hereby consents to the above Option Agreement.

WORLD OF BEER FRANCHISING, INC.

/s/ Benjamin P. Novello
By: Benjamin P. Novello
Its: Chief Development Officer

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EXHIBIT A - Exhibit 1

Intentionally not included as see Exhibit (10)(154)

EXHIBIT A - Exhibit 2

Intentionally not included as no decision has been made as of this filing date about this option

EXHIBIT B

Intentionally not included as no decision has been made as of this filing date about this option

EXHIBIT C

Intentionally not included as see Exhibit (10)(155)

Schedule 1.4

Intentionally not included as no decision has been made as of this filing date about this option

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